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COMPANY PRESS RELEASE

SOURCE: EDGAR Online, Inc.

EDGAR ONLINE, INC. ANNOUNCES CONTRACTS IN EXCESS OF $5 MILLION

COMPANY CLOSES FreeEDGAR.COM ACQUISITION; ACQUIRES CONTRACTS WITH REUTERS, S&P, THOMSON FINANCIAL AND OTHERS

NORWALK, Conn., Sept. 13 /PRNewswire/ -- EDGAR Online, Inc. (Nasdaq: EDGR - news) announced today it has acquired multi-year contracts worth in excess of $5
(five) million dollars as part of the completion of its acquisition of privately held FreeEDGAR.com, formerly known as Partes Corporation. The contracts provide for EDGAR Online to supply SEC-based data to Reuters Group PLC (Nasdaq: RTRSY - news), Standard & Poor's CompuStat, part of the McGraw Hill Companies (NYSE: MHP
- news), Thomson Investor Network, and others. EDGAR Online (http://www.edgar-online.com) is a Web-based provider of business, financial and competitive information derived from U.S. Securities and Exchange Commission data.

"EDGAR Online has clearly established itself as the undisputed market leader in SEC-based data," said Devin Wenig, Executive Vice President, Marketing, Reuters Information-America. "We look forward to working closely with EDGAR Online to make their value-added data more broadly available to our customers worldwide."

FreeEDGAR.com Purchase Completed

Concurrently, EDGAR Online announced it has completed the purchase of FreeEDGAR.com, owner of the FreeEDGAR Web site (http://www.freeedgar.com) for 950,000 shares of EDGAR Online stock. The combination of the two companies expands EDGAR Online's user base by more than 50% and strengthens the company's product development and corporate sales arms.

"With the addition of FreeEDGAR, we now offer attractive services to every portion of the marketplace -- from the most casual users, who only occasionally need SEC information, all the way up to the power users who want sophisticated data-mining and alerting technologies to extract real time information from SEC data," said Susan Strausberg, CEO of EDGAR Online, Inc. "By using our larger sales force, we believe that we can accelerate the sale of additional corporate contracts like the ones we acquired with Free EDGAR. "

About EDGAR Online

EDGAR Online (http://www.edgar-online.com) is a Web-based provider of business, financial and competitive information derived from U.S. Securities and Exchange


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Commission data. Additional services include value-added functions like IPO
Express (http://www.ipo-express.com), a service that provides easy-to-use, detailed information on IPO filings, pricings and performance, EDGAR Online People (http://www.edgar-online.com/people), a service that allows users to conduct research on corporate executive and directors, EDGAR Online Personal, which provides real-time Web and email based alerting, and other personalized advanced searches of SEC data. EDGAR Online, Inc. has strategic distribution contracts with other portal, business and financial information Web sites including Yahoo!, Infoseek's GO Network, CNET's SNAP, PointCast, Infospace, CBS MarketWatch, SmartMoney.com, CMPnet's TechInvestor, Hoover's, Quote.com, Business Wire, Track Data, MSNBC, Big Charts, and Raging Bull.

EDGAR Online is based in Norwalk, CT. To read additional background and news on EDGAR Online, please go to http://www.edgar-online.com/news.

Notice Regarding Forward-Looking Statements:

"Forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 may be included in this news release. These statements relate to future events or our future financial performance. These statements are only predictions and may differ materially from actual future events or results. EDGAR Online, Inc. disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Please refer to the documents filed by EDGAR Online, Inc. with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to risks associated with changes in general economic and business conditions (including in the online business and financial information industry), actions of our competitors, the extent to which we are able to develop new services and markets for our services, the time and expense involved in such development activities, the level of demand and market acceptance of our services, changes in our business strategies.

SOURCE: EDGAR Online, Inc.